INCOME TAXES (Details 1) In Thousands, unless otherwise specified	Sep. 30, 2013 USD ($)	Sep. 30, 2013 CNY	Sep. 30, 2012 CNY
Non-current deferred tax assets:
Net operating loss carry forward		19,117	33,265
Impairment on inventory		10,946	5,772
Others		8,755	6,929
Non-current deferred income tax assets		38,818	45,966
Valuation allowances		(38,818)	(44,211)
Net non-current deferred income tax assets	$ 0	0	1,755